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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of Earliest Event Reported): July 26, 2004

                          DATA SYSTEMS & SOFTWARE INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                       0-19771                   22-2786081
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(State or Other Jurisdiction     (Commission file Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

    200 Route 17, Mahwah, New Jersey                                 07430
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(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (201) 529-2026


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Item 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

         On July 26, 2004, the Registrant announced that it had been notified that Kardan Communications Ltd. no longer intends to proceed with the transaction contemplated by the agreement in principle dated April 19, 2004 between the Registrant and Kardan. The press release relating to such announcement is filed as Exhibit 99.1 hereto.

         On July 26, 2004, the Registrant announced (i) that the Nasdaq Listing Panel had issued a decision to permit the continued listing of the Registrant's Common Stock, pursuant to an exception from the Nasdaq Marketplace Rules, and
(ii) that during the continuation of that exception the trading symbol for the Registrant's Common Stock would be changed to "DSSIC." The press release relating to such announcement is filed as Exhibit 99.2 hereto.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)      Exhibit 99.1      Press Release dated July 26, 2004 regarding
                                    Kardan notification

                  Exhibit 99.2 Press Release dated July 26, 2004 regarding Nasdaq panel decision

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the Township of Mahwah, State of New Jersey, on July 26, 2004.


                                      DATA SYSTEMS & SOFTWARE INC.



                                      BY: /s/ Yacov Kaufman
                                      ------------------------------------------
                                      Yacov Kaufman
                                      Vice President and Chief Financial Officer



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